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                                                                    EXHIBIT 23.2



                    [LETTERHEAD OF McGLADREY & PULLEN LLP]



                         INDEPENDENT AUDITORS' CONSENT


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Coddle Creek Financial Corp. of our report dated December 31, 1998, incorporated by reference in the Annual Report on Form 10-K of Coddle Creek Financial Corp. for the year ended December 31, 1998.



/s/ McGladrey & Pullen LLP


December 29, 1999